352-306721-19

FILED
TARRANT COUNTY
2019 NOV 19 PM 4:19
THOMAS A. WILDER
DISTRICT CLERK

FILED
TARRANT COUNTY
11/18/2019 5:18 PM
THOMAS A. WILDER
DISTRICT CLERK

CAUSE NO. 352-306721-19

RICHARD HALDEN,	§	IN THE DISTRICT COURT OF
	§	
Plaintiff,	§	
	§	
v.	§	TARRANT COUNTY, TEXAS
	§	
GREENWAY TECHNOLOGIES, INC. f/k/a Greenway HOLDINGS, INC., DAVID P. SIX, and RANSOM JONES	§ § §	
	§	
Defendants.	§	352ND JUDICIAL DISTRICT

AGREED ORDER OF DISMISSAL WITHOUT PREJUDICE

On this date came on before the Court to be considered the agreement between and request of Plaintiff and Defendants to dismiss the above-styled and numbered cause, and the Court finds that the parties' request is well-taken and should be granted. Therefore, it is

ORDERED that any and all claims, counterclaims, and causes of action brought by the respective parties or which could have been brought by the respective parties in this proceeding shall be and are hereby dismissed without prejudice to re-filing same; and it is

FURTHER ORDERED that all costs incurred herein be taxed against the party incurring same.

This Order disposes of all parties and all claims pending before the Court and is final and appealable.

SIGNED this 18 day of November 2019.

[signature]
Judge Presiding

Copy + emailed mailed to each
Attorney of record
On 11-20-19 LAA

AGREED:

Tim Mendolia
Attorney for Plaintiff
Richard Halden

Jeffrey W. Hellberg, Jr.
Attorney for Defendant
Greenway Technologies, Inc.
f/k/a UMED Holdings, Inc. and
Ransom Jones

Anthony A. Petrocchi
Attorney for Defendant
David P. Six